UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York	14620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 271-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment (this “Amendment”) to the Current Report on Form 8-K filed by Vaccinex, Inc. on February 7, 2024 (the “Original 8-K”) is being filed solely to replace an incorrect version of the Form of Common Warrant that was inadvertently filed as Exhibit 4.2 to the Original 8-K. The correct Form of Common Warrant is filed as Exhibit 4.2 hereto and supersedes and replaces in its entirety the Form of Common Warrant filed in error as Exhibit 4.2 to the Original 8-K. Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, as amended, this Amendment sets forth the complete text of Item 9.01 of the Original 8-K, as amended. No other changes have been made to the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

4.1*	Form of Pre-Funded Warrant

4.2	Form of Common Warrant

10.1*	Securities Purchase Agreement by and between the Company and the Investors, dated as of February 6, 2024

10.2*	Registration Rights Agreement by and between the Company and the Investors, dated as of February 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaccinex, Inc.

Date: February 8, 2024	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer